ThinkGrowth Fund
ThinkGlobal Fund
ThinkGreen Fund
(Collectively, the “ThinkFunds”)
Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 20, 2008 to
Prospectus dated March 31, 2008

The Board of Trustees of the Trust has approved the termination of the ThinkFunds. The ThinkFunds are closed to new investment and shareholders may redeem their shares until the date of termination. Accounts not redeemed by August 28, 2008 will automatically be liquidated and the proceeds will be sent to the address of record.

Please contact ThinkFunds at 1-888-721-7772 if you have any questions or need assistance.

Please retain this Supplement with the Prospectus.